Exhibit 99.3
Supplemental Data for Earnings Conference Call October 21, 2008

This presentation contains forward-looking statements. Forward looking statements, written or oral, provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions, including the residential and commercial real estate markets; changes in interest rates, including interest rate resets; and changes in the competitive environment. Additional risks and uncertainties and other financial information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's annual report on Form 10-K for the year ended December 31, 2007, and subsequent filings with the United State Securities and Exchange Commission (SEC). Copies of these filing are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.nationalcity.com. Management may elect to update forward looking statements at some future point; however, it specifically disclaims any obligation to do so. Forward-Looking Statements

List of Participants Peter Raskind; Chairman, President & CEO Tom Richlovsky; Interim Chief Financial Officer Dan Frate; Vice Chairman & Head of Retail Banking Rick Michel; Vice Chairman & Head of Corporate Banking Dale Roskom; Chief Risk Officer Rob Rowe; Chief Credit Officer Jill Hennessey; Manager of Investor Relations

3Q-08 Quarterly Highlights Loss of $729 million primarily driven by continued actions to build reserves Pre-tax, pre-provision operating earnings of $636 million; flat to second quarter and 17% increase over prior year period, underscores strength and stability of core franchise Charge-offs also flat to second quarter, excluding writedown from reclassification of marine loans moved to Held for Sale Strong capital position and solid balance sheet Tier 1 ratio of 11% remains among the highest of all major banks Retail deposits hold stable in second quarter and grow year over year, reflecting steady household growth and expansion On balance sheet liquidity remains strong Exit Portfolio continues to perform in line with expectations $8.4B of loans, representing 8% of total consolidated loans, account for 40% of consolidated charge-offs; remaining Exit Portfolio shows stable to improving trends Continuing to actively manage down and mitigate losses while evaluating a range of strategic disposition alternatives Performance improvement initiative targets a total annual savings of $500- $600 million by 2011; $240 million to be realized in 2009

3Q-08 Quarter EPS Reconciliation Preferred stock dividend resulting from the conversion of the Series G preferred stock that was issued in conjunction with the capital raise completed in April 2008 Represents the discount at the issuance date to the then-current market price of National City's common stock No impact on cash, total stockholders' equity, regulatory capital or net income 3Q weighted average diluted common shares of 877 million Current outstanding common shares of 2.0 billion Tangible book value of $6.09 per share As reported: ($5.86) Before Preferred Dividend: ($0.85) Pro forma loss on current outstanding shares: ($0.37)

Pre-tax, Pre-provision Operating Earnings

Net Interest Margin 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 0.0369 0.0359 0.0343 0.033 0.0318 0.0297 0.0299 2Q08 2.97% Impact of: Core Deposit Rates .10 Funding Mix (.03) Non Performing Assets (.03) Building Liquidity (.02) Total Changes .02 3Q08 2.99%

Strong Capital Position Raised $7 billion in capital in April 2008, acting early and decisively Tier 1 capital $6.6 billion over well-capitalized minimum Tier 1 capital: 11.0%; Tangible equity to assets: 8.9%; Total risk based capital: 14.9% We remain confident that we have more than sufficient capital to ride out continued turbulence in the credit markets

Stable Core Deposit Trend Bear Stearns IndyMac WM/WB

200.000000000023 500.000000000057 200.000000000023 300.000000000034 50.0000000000057 550.000000000063 $285-$350 $165-$200 $500-$600 Performance Improvement Program Total savings Tactical Opportunities/ traditional cost levers 1 Streamlining/ Consolidating operations, sales efficiency Reshaping/ Simplifying Management structure Identified $500-600 million annual run-rate savings by 2011 2 3 Reduce T&E, travel, real estate Leverage technology Stricter discretionary spend Reduce number of mortgage processing sites Increase automation in Retail branch network Re-calibrate front line staffing Re-organize Corporate Banking Integrate mortgage and retail Streamline organization structure $240 million of savings expected in 2009 Initial restructuring charge of $80 to $100 million Additional areas are being explored for incremental savings 50

Business Segment Overview

3Q-08 Business Segment Performance

Retail Banking Revenue growth of 5% QoQ and 15% YoY Double digit growth for both net interest income and non-interest income resulting from strong household growth and expansion Household growth driven by strong bank at work penetration; expansion driven by industry leading rewards program 19% growth in deposit account fees including strong growth in debit card revenue Strong positive operating leverage Very strong pre-provision income growth of 15% QoQ and 29% YoY

Corporate Banking Combined all regional and national businesses into one corporate banking organizational structure Significant focus on reducing underperforming relationships and non-core business segments Emphasis on direct and integrated strategy Continue to invest in new product management capabilities and analytics Third party research indicates improved market share in 13 of 16 measured markets (1) (1) 2Q-08 expense includes a $1.1 billion after-tax non-cash goodwill charge

Asset Management Strong YTD investment management performance Building customer relationships Private Client Group has attracted $4.8B of new assets under management along with over 400 net new relationships year to date Investment Management and Trust production is 7% above record year set in 2007 98% retention rate Continued investment in key capabilities Investment management Emerging and Ultra Affluent client segment offerings Florida market expansion

Mortgage Banking Retail conforming originations of $15.7B year to date Q3 production volumes down approximately 30% from Q2, in line with industry trends and expectations Production gain on sale margins up 30bps from 2Q-08 Improved cross-sell efforts generated 147% increase in retail banking customer mortgages Ranked #2 in newly published mortgage origination satisfaction study, reflecting commitment to creating an outstanding customer experience 16

Exit Portfolio $8.4B of loans, representing 8% of total consolidated loans, account for 40% of total consolidated charge-offs Remaining Exit Portfolio shows stable to improving trends Continue to actively manage down and mitigate losses while evaluating a range of strategic alternatives

Credit Performance

Review of 3Q-08 Credit by Portfolio (1) (1) Includes $126 million charge associated with moving loans to Held for Sale

Core Portfolio Commercial & Industrial: $36.2 Billion 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPL 125 152 155 231 236 296 NPL % 0.0039 0.0045 0.0044 0.0062 0.0065 0.0082 Non Performing Loans 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Charge-off $ 19 16 44 24 39 53 Charge-off % 0.0022 0.0021 0.005 0.0027 0.0043 0.0059 Net Charge-offs Charge-off rates remain toward the low end of historical ranges The quarter-over-quarter increase in charge-offs was driven by small business and leasing Borrower stress is anticipated through 2009, consistent with regional economic trends Reserves have been building to reflect deterioration in internal loan grades Summary Description ($ in millions) ($ in millions)

Core Portfolio Commercial Real Estate: $23.4 Billion (1)

Core Portfolio Retail Home Equity: $15.8 Billion Net Charge-offs 90+ Past Due & NPL / Loans 3Q07 4Q07 1Q08 2Q08 3Q08 East 20.4 27.4 90 20.4% 0.0024 0.0036 0.011 0.008 0.0085 Net C/O 10 14 43 32 34 Primarily branch-originated loans to in-footprint relationship customers Stable delinquency and net charge-offs, within an acceptable range National City originated loans performing better than acquired portfolios loss rates in the roughly $1.7B acquired portfolios are about 4x the rate of the organic portfolio 32% first lien Summary Description ($ in millions) ($ in millions) 'Dec-06 'Mar-07 6/1/2007 3Q07 4Q07 1Q08 2Q08 3Q08 Primary 16 51 75 65 71 73 0.0033 0.0048 0.0041 0.0045 0.0046

Core Portfolio First Mortgage: $9.5 billion More than 70% of portfolio is 2005 and older vintages 75% of repurchased loans are government insured Future losses dependent on housing prices, general economy Very limited production being added to portfolio 'Dec-06 'Mar-07 6/1/2007 3Q07 4Q-07 1Q-08 2Q-08 3Q-08 Primary 16 34 82 305 547 523 569 604 0.0284 0.0445 0.0525 0.0604 0.0635 ($ in millions) Summary Description ($ in millions) 3Q07 4Q-07 1Q-08 2Q-08 3Q-08 East 20.4 27.4 90 20.4% 0.0017 0.0061 0.0078 0.0098 0.0159 Net C/O 3.3 15.2 19.2 23.6 37.8 (1) 90+ past due and NPLs exclude government insured loans (2) 3Q-08 charge-offs includes $8.3 million write-down on loans sold Loan Breakdown 90+ Past Due & NPL (1) Net Charge-offs (2)

Exit Portfolio Broker Originated Home Equity: Stable delinquency rate in Originated for Portfolio segment - 42% of balances As expected, 2007 vintage (Originated for Sale) continued to deteriorate Unfunded lines reduced by more than $600 million in 3Q and $2.9 billion year to date; better performing earlier vintages account for $2.4 billion of $2.9 billion in remaining available credit Balances declined by $394 million in 3Q-08 1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 Orig for Portfolio 22 15 17 29 36 36 36 Orig for Sale 29 78 102 124 148 Net Charge-offs $4.2 Billion - Orig for Portfolio $5.7 Billion - Orig for Sale* *Primarily 2006 - 2007 vintage Summary Description 90+ Past Due & NPL 1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 Orig for Portfolio 11 9 8 11 20 23 28 Orig for Sale 20 41 103 127 148 % Orig for Portfolio 0.0066 0.0057 0.0078 0.0091 0.0175 0.021 0.0267 % Orig for Sale 0.017 0.0262 0.0651 0.0823 0.1003 * *

Exit Portfolio Nonprime Mortgage: $4.4 Billion Summary Description Portfolio includes $3.4B of first lien mortgages and $1.0B of second lien mortgages Portfolio balances declined by $428 million in 3Q-08 Declining balances, age of portfolio (2005 and earlier), and two quarters of declining delinquency are favorable characteristics Reserve building has decelerated 90% of second lien mortgages covered by mortgage insurance ($ in millions)

Exit Portfolio Construction to Individuals: $2.7 billion Portfolio is 40% in Florida and California; 50% is 2007 vintage 3Q-08 losses for in-process construction consistent with 2Q-08 guidance Minimal unused commitments remaining ($400 million) 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 Construction 279 447 496 429 469 Completed Construction 69 98 181 % Construction 0.0892 0.146 0.1851 0.1831 0.283 % Completed Construction 0.1244 0.1189 0.1695 ($ in millions) Summary Description Loan Breakdown Net Charge-offs (2) 90+ Past Due & NPL (1) ($ in millions) (1) Portfolio consists of $1.6B Construction to Perm and $1.1B Completed Construction (2) Prior to 2008, construction loans were sold upon completion 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 Construction 13.2 24.5 96.1 222.5 108.7 Completed Construction 0.7 4.1 14.3 % Construction 0.0141 0.0325 0.1426 0.411 0.2453 % Completed Construction 0.0067 0.0222 0.0571 (1)

Exit Portfolio Other Mortgage: $1.4 billion Primarily 2007 vintage Alt A/Jumbo mortgages originated for sale to private investors Approximately 60% first mortgage Marked to fair value and moved to held for investment portfolio in 3Q-07 1Q-08 2Q-08 3Q-08 $ 159 175 182% 0.0965 0.1158 0.1342 90+ Past Due & NPL ($ in millions) This portfolio was marked to market when moved to held for investment. All losses to date were incorporated into the valuation at time of transfer Geographic Breakdown Net Losses Summary Description

Exit Portfolio - Loss Expectations Includes expected mortgage insurance recoveries Includes Construction to Perm and Completed Construction portfolios Excludes reserves for Other Mortgage and Recreation Finance/Indirect Auto (1) (3) (2) 50% - 55% of expected remaining charge-offs covered by current reserves

Investor Takeaways More than sufficient capital and liquidity to ride out turbulent credit markets and build franchise for the future Tier 1 capital ratio of 11.0% remains among the highest of all major banks Retail deposits stable during quarter, up year over year, with steady household growth and expansion reflecting strength of core franchise Continue to actively manage down and mitigate losses in Exit Portfolio, while evaluating range of strategic alternatives Performance improvement initiative targets total annual savings of $500 - $600 million by 2011

Appendix

Credit Performance: Non Performing Assets

Credit Performance: 90+ days

Credit Performance: Net Charge Offs 33

Credit Performance: Allowance for Loan Losses

Credit Card All numbers represent the managed book of business (1) (1) Average balances are up 20% YoY Higher avg. balance per account primarily from the prudent use of line management programs Revenues up 26% YoY and 5% QoQ Sales volume is up 8.2% YoY due to higher average ticket New accounts opened have decreased primarily due to underwriting changes Losses were down 24bps for the quarter. Delinquency rates are up as expected due to the challenging economic environment

Core Portfolio Commercial and Industrial Portfolio: $36.2 billion Industry Type Michigan Florida Ohio Indiana Ilinois Penn Kentucky All Other 0.065 0.011 0.202 0.054 0.044 0.055 0.057 0.512 Geographic Breakdown Industrial Consumer Discretionary Financial Consumer noncyclical Basic Materials Services Energy & Utilities Real Estate Technology Other 0.19 0.24 0.11 0.14 0.12 0.04 0.03 0.09 0.01 0.03

Exit Portfolio Overview